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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                   FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                            Securities Exchange Act


      Date of Report (Date of earliest event reported):  February 4, 2000


                   Burlington Northern Santa Fe Corporation
            (Exact Name of Registrant as Specified in Its Charter)


                                   Delaware
                (State or Other Jurisdiction of Incorporation)


        1-11535                                   41-1804964
(Commission File Number)                       (I.R.S. Employer
                                               Identification No.)


              2650 Lou Menk Drive, Fort Worth, Texas  76131-2830
             (Address of Principal Executive Offices)  (Zip Code)


                                (817) 352-6856
             (Registrant's Telephone Number, Including Area Code)


                               (Not Applicable)
         (Former Name or Former Address, If Changed Since Last Report)
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                   INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events

        Burlington Northern Santa Fe Corporation's Consolidated Financial Highlights, Management's Discussion and Analysis of Financial Condition and Results of Operations, Consolidated Financial Statements and footnotes thereon, and Report of Management and Report of Independent Accountants dated February 4, 2000, with respect thereto, from its 1999 Annual Report to Shareholders are attached as Exhibit 13.1 and are hereby incorporated by reference.


Item 7. Financial Statements and Exhibits.

        (c)  Exhibits

             See Exhibits Index included herewith.
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                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BURLINGTON NORTHERN SANTA FE
                                        CORPORATION
                                        (Registrant)



Date:  March 10, 2000        By: /s/ Thomas N. Hund
                                 -----------------------------------------------
                                 (Signature)
                                 Thomas N. Hund
                                 Senior Vice President, Chief Financial Officer and Treasurer


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                   BURLINGTON NORTHERN SANTA FE CORPORATION

                               INDEX OF EXHIBITS


Exhibit
Number  Description
------  -----------

13.1 Burlington Northern Santa Fe Corporation's Consolidated Financial Highlights, Management's Discussion and Analysis of Financial Condition and Results of Operations, Consolidated Financial Statements and footnotes thereon, and Report of Management and Report of Independent Accountants dated February 4, 2000, with respect thereto, from its 1999 Annual Report to Shareholders.

23.1    Consent of PricewaterhouseCoopers LLP.